RMR Preferred Dividend Fund

         Supplement dated July 19, 2005 to the Prospectus and Statement of Additional Information, each dated July 13, 2005.

         The following paragraph replaces in its entirety the first paragraph on page 2 of the Prospectus:

                  Distributions and Other Information. Investors in Preferred Shares will be entitled to receive cash distributions at an annual rate that may vary for the successive rate periods for the Preferred Shares. The distribution rate for the initial rate period will be 3.10%. The initial distributions will be paid on July 26, 2005, and the initial rate period will be eight days from the date of issuance, which is July 18, 2005. For subsequent rate periods, the Preferred Shares will pay distributions based on a rate set at auctions. These auctions will usually be held every seven days. Preferred Shares have a liquidation preference of $25,000 per Share, plus any accumulated, unpaid distributions. Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. See "Description of Preferred Shares."

         The following paragraph replaces in its entirety the first paragraph in the "Distributions and Rate Periods" section of the Prospectus Summary located on page 10 of the Prospectus:

         For the Preferred Shares, the initial distribution rate per annum is 3.10%, the initial distribution payment date is July 26, 2005, and the initial rate period is eight days. For subsequent rate periods, the Preferred Shares will pay distributions based on a rate set at auctions normally held every seven days.

         The following paragraph replaces in its entirety the first paragraph in "Description of Preferred Shares--Distributions and Rate Periods" on page 31 of the Prospectus:

                  General. The following is a general description of distributions and rate periods for the Preferred Shares. The initial rate period will be eight days. The distribution rate for this period will be 3.10% per annum. Subsequent rate periods normally will be seven days for the Preferred Shares, and the distribution rate for each rate period will be determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, we may change the length of subsequent rate periods, depending on our needs and our Advisor's outlook for interest rates and other market factors, by designating them as special rate periods. See "--Designations of Special Rate Periods" below.

         The following paragraph replaces in its entirety the first paragraph of
Article X, Section 10.1 of the Amended and Restated Bylaws (located on page A-1 of Appendix A to the Statement of Additional Information):

                  SERIES M: 900 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series M (the "Series" or "Preferred Shares"). Each share of the Series shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date of July 26, 2005.

         The following definition replaces in its entirety the definition in
Article X, Section 10.1 of the Amended and Restated Bylaws (located on page A-20 of Appendix A to the Statement of Additional Information):

         (uu) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding July 26, 2005 with respect to the Series.

         The following paragraph replaces in its entirety Part I, Section 2(d) of the Amended and Restated Bylaws (located on pages A-37 and A-38 of Appendix A to the Statement of Additional Information):

                  (d) DISTRIBUTION PAYMENT DATES AND ADJUSTMENT THEREOF. Distributions on Preferred Shares shall be payable for the Initial Rate Period on July 26, 2005, and, if declared by the Board of Trustees (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Distribution Payment Date with respect to an intervening Special Rate Period), with respect to the Preferred Share (each date being a "Distribution Payment Date"); provided, however, that:

                           (i) if the day on which distributions would otherwise be payable on Preferred Shares is not a Business Day, then such distributions shall be payable on such Preferred Shares on the first Business Day that falls after such day, and

                           (ii) notwithstanding this paragraph (d) of Section 2, the Trust in its discretion may establish the Distribution Payment Dates in respect of any Special Rate Period of Preferred Shares consisting of more than 7 Rate Period Days, with respect to the Series; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Distribution Payment Date shall be a Business Day and (2) the last Distribution Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this
                           Part I.

July 19, 2005